EXHIBIT 10.2
THIRD AMENDMENT AND WAIVER
          THIRD AMENDMENT AND WAIVER, dated as of May 13, 2009 (this “Amendment”), to the Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006 (as amended prior to the date hereof, the “Credit Agreement”), among LEAR CORPORATION, a Delaware corporation (the “U.S. Borrower”), certain Subsidiaries of LEAR CORPORATION, the several lenders from time to time parties thereto (the “Lenders”), the several agents parties thereto and JPMORGAN CHASE BANK, N.A., as general administrative agent (the “General Administrative Agent”).
W I T N E S S E T H:
          WHEREAS, the U.S. Borrower, the other Borrowers and the Majority Lenders executed and delivered the Second Amendment and Waiver to the Credit Agreement, dated as of March 17, 2009 (the “Second Amendment”), pursuant to which certain Events of Default have been waived and certain covenants have been amended, in each case until 5:00 p.m. (New York time) on May 15, 2009 (the “Termination Date”);
          WHEREAS, the U.S. Borrower has requested, and the Majority Lenders and the General Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that, among other amendments, certain waivers and amendments under the Second Amendment shall be extended until June 30, 2009;
          WHEREAS, the U.S. Borrower has informed the General Administrative Agent and the Lenders that the U.S. Borrower has been offered the opportunity for it and certain of its Subsidiaries to participate in the auto supplier support programs established in April, 2009 by the United States Department of Treasury to support automotive OEMs (the “Auto Supplier Support Programs”) and that the U.S. Borrower has decided to participate in the Auto Supplier Support Programs;
          NOW, THEREFORE, the parties hereto hereby agree as follows:
          SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement (as amended pursuant to the terms hereof).
          SECTION 2. Waivers/Amendments under Second Amendment. (a) Subject to clause (c) of this Section 2, the undersigned Lenders hereby agree to extend the waivers granted under Section 2(a) and (b) of the Second Amendment until 5:00 p.m. on June 30, 2009 (the “Extended Termination Date”). All references in Section 2(a), (b) and (c) of the Second Amendment to the Termination Date shall hereby be deemed references to the Extended Termination Date.
          (b) Subject to clause (c) of this Section 2, the amendments provided in Section 3(a) and (b) of the Second Amendment are hereby extended until the Extended Termination Date. All references in Section 3(a), (b) and (c) of the Second Amendment to the Termination Date shall hereby be deemed references to the Extended Termination Date.
          (c) The waivers provided in Section 2 of the Second Amendment (as extended pursuant to Section 2(a) of this Amendment) and the amendments provided in Section 3 of the Second Amendment (as extended pursuant to Section 2(b) of this Amendment) shall terminate on the earlier of (i) the date on which the U.S. Borrower or any of its Subsidiaries makes any payments of interest, principal or fees with respect to the Existing Bonds (other than payments to reimburse bondholders for out-of- pocket costs and expenses including, without limitation, fees and disbursements of counsel) and (ii) the Extended Termination Date.

2

          SECTION 3. Further Amendments. Effective as of April 24, 2009, (a) Subsection 1.1 of the Credit Agreement is hereby amended:
          (i) by adding the following new definitions, to appear in proper alphabetical order:
          “Auto Supplier Support Programs”: as defined in the Third Amendment.
          “Existing Bonds”: the collective reference to the 2013 Bonds, the 2014 Bonds and the 2016 Bonds.
          “2013 Bonds”: the 8 1/2% Senior Notes due 2013 issued pursuant to the 2013/2016 Indenture.
          “2013/2016 Indenture”: the Indenture dated as of November 24, 2006 among the U.S. Borrower, as issuer, certain of its Subsidiaries, as guarantors, and The Bank of New York Trust Company, N.A., as trustee, as amended and supplemented.
          “2016 Bonds”: the 8 3/4% Senior Notes due 2016 issued pursuant to the 2013/2016 Indenture.
          “Third Amendment”: the Third Amendment and Waiver dated as of May 13, 2009 to this Agreement.
          (ii) by amending the definition of “Asset Sales” by deleting clause (i) thereof and substituting in lieu thereof the following:
(i) any such Disposition permitted by clauses (a), (b), (c) (except as otherwise provided in the last sentence of this definition), (d) through (h) and (j) of Section 13.4,
          (b) (i) Subsection 13.4 of the Credit Agreement is hereby amended by (x) deleting the “and” at the end of clause (h) thereof, (y), deleting the “.” at the end of clause (i) thereof and substituting in lieu thereof “; and” and (z) inserting the following new clause (j):
(j) the sale by the U.S. Borrower and certain of its Subsidiaries of account receivables of General Motors Corporation, Chrysler LLC and their affiliates and customary related property to special purpose vehicles established by General Motors Corporation and Chrysler LLC pursuant to the United States Department of the Treasury’s Auto Supplier Support Programs.
          (ii) The Lenders agree that any sale of account receivables of General Motors Corporation, Chrysler LLC and their affiliates and customary related property pursuant to the Auto Supplier Support Programs prior to the effectiveness of this Amendment shall be deemed to be made pursuant to clause (j) of subsection 13.4 of the Credit Agreement notwithstanding any prior election of the U.S. Borrower to treat such sale as having been made pursuant to clause (i) of subsection 13.4 of the Credit Agreement.

3

          SECTION 4. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the General Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of the U.S. Borrower, the other Borrowers and the Majority Lenders.
          SECTION 5. Fees. The U.S. Borrower shall pay to the General Administrative Agent, on the Amendment Effective Date if this Amendment becomes effective prior to 2:00 p.m., New York City time, and on the Business Day following the Amendment Effective Date if this Amendment becomes effective after 2:00 p.m., New York City time, (a) for distribution to each Lender which has delivered an executed copy of this Amendment to the General Administrative Agent on or prior to the consent deadline for this Amendment, an amendment fee equal to 0.25% of such Lender’s U.S. Revolving Credit Commitments and outstanding Term Loans, as applicable, and (b) the legal fees and expenses of counsel to the General Administrative Agent in connection with the Credit Agreement to the extent invoiced.
          SECTION 6. Effect on the Loan Documents. (a) Except as specifically amended or waived herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Each Borrower hereby agrees, with respect to each Loan Document to which it is a party, that: (i) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to this Amendment and (ii) all of the Liens and security interests created and arising under such Loan Document shall remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to this Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement.
          (b) Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the General Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
          (c) Each Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.
          SECTION 7. Expenses. The U.S. Borrower agrees to pay or reimburse the General Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and disbursements of counsel to the General Administrative Agent.
          SECTION 8. Representations and Warranties. The U.S. Borrower hereby represents and warrants that on the date hereof (a) each of the representations and warranties made by each of the Loan Parties in or pursuant to the Loan Documents shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Amendment Effective Date after giving effect to this Amendment (except that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects as of such specified date) and (b) after giving effect to this Amendment, no Event of Default shall have occurred and be continuing.

4

          SECTION 9. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SUBSECTION 17.13 OF THE CREDIT AGREEMENT AS IF SUCH SUBSECTION WERE SET FORTH IN FULL HEREIN.
          SECTION 10. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

LEAR CORPORATION
By:	/s/ Shari L. Burgess
	Name:	Shari L. Burgess
	Title:	V.P. & Treasurer

LEAR CANADA
By:	/s/ Richard Van Heukelom
	Name:	Richard Van Heukelom
	Title:	V.P. Human Resources, Lear Corporation Member of Management Committee, Lear Canada

LEAR CORPORATION SWEDEN AB
By:	/s/ Martin Henningson
	Name:	Martin Henningson
	Title:	Board Director

By:	/s/ Robert C. Hooper
	Name:	Robert C. Hooper
	Title:	Board Director

LEAR FINANCIAL SERVICES (NETHERLANDS) B.V.
By:	/s/ Martin Henningson
	Name:	Martin Henningson
	Title:	Director

LEAR CORPORATION (UK) LIMITED
By:	/s/ Martin Henningson
	Name:	Martin Henningson
	Title:	Director

LEAR CORPORATION MEXICO, S. DE R.L. DE C.V.
By:	/s/ James M. Brackenbury
	Name:	James M. Brackenbury
	Title:	President

JPMORGAN CHASE BANK, N.A., as General Administrative Agent and as a Lender
By:	/s/ Douglas Jenks
	Name:	Douglas Jenks
	Title:	Managing Director

Signature page to Third Amendment and Waiver dated as of May 13, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006
FREEPORT LOAN TRUST 2006-1
(Name of Lender)

By: Freeport Financial LLC

By:	/s/ Colin M. Lancaster
	Name:	Colin M. Lancaster
	Title:	Vice President

Pyramis High Yield Bond Commingled Pool, By: Pyramis Global Advisors Trust Company, as Trustee for Pyramis High Yield Bond Commingled Pool
By:	/s/ David Cesorio
	Name:	David Cesorio
	Title:	VP

General Motors Trust Bank, National Association, By: Pyramis Global Advisors Trust Company, as Investment Manager Under Power of Attorney
By:	/s/ David Cesorio
	Name:	David Cesorio
	Title:	VP

Fidelity Central Investment Portfolios LLC: Fidelity Specialized High Income Central Investment Portfolio
By:	/s/ Paul Murphy
	Name:	Paul Murphy
Title: Assistant Treasurer

Fidelity Advisor Series I: Fidelity Advisor High Income Fund
By:	/s/ Paul Murphy
	Name:	Paul Murphy
	Title:	Assistant Treasurer

Fidelity Summer Street Trust: Fidelity Focused High Income Fund
By:	/s/ Paul Murphy
	Name:	Paul Murphy
	Title:	Assistant Treasurer

Fidelity Income Fund: Fidelity Total Bond Fund
By:	/s/ Paul Murphy
	Name:	Paul Murphy
	Title:	Assistant Treasurer

Fidelity Central Investment Portfolios LLC: Fidelity High Income Central Investment Portfolio 1
By:	/s/ Paul Murphy
	Name:	Paul Murphy
	Title:	Assistant Treasurer

Signature page to Third Amendment and Waiver dated as of May 13, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Variable Insurance Products Fund: High Income Portfolio

By:	/s/ Paul Murphy

Name: Paul Murphy
Title: Assistant Treasurer

SG Finance Inc

(Name of Lender)

By:	/s/ Rahul Verma

Name: Rahul Verma
Title: Director
Aberdeen Loan Funding Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

[ILLEGIBLE]

(Name of Lender)

By:	/s/ Michael Pusateri

Name: Michael Pusateri
Title: Chief Operating Officer
Armstrong Loan Funding, LTD.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

[ILLEGIBLE]

(Name of Lender)

By:	/s/ Michael Pusateri

Name: Michael Pusateri
Title: Chief Operating Officer
Brantwood CLO Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

[ILLEGIBLE]

(Name of Lender)

By:	/s/ Michael Pusateri

Name: Michael Pusateri
Title: Chief Operating Officer
Eastland CLO, Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

[ILLEGIBLE]

(Name of Lender)

By:	/s/ Michael Pusateri

Name: Michael Pusateri
Title: Chief Operating Officer
Grayson CLO, Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

[ILLEGIBLE]

(Name of Lender)

By:	/s/ Michael Pusateri

Name: Michael Pusateri
Title: Chief Operating Officer

Signature page to Third Amendment and Waiver dated as of May 13, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Greenbriar CLO, Ltd. By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc. Its General Partner

[ILLEGIBLE]

(Name of Lender)

	By:	/s/ Michael Pusateri

Name: Michael Pusateri
Title: Chief Operating Officer
Red River CLO Ltd.
By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

[ILLEGIBLE]

(Name of Lender)

By:	/s/ Michael Pusateri

Name: Michael Pusateri
Title: Chief Operating Officer
Rockwall CDO LTD.
By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

[ILLEGIBLE]

(Name of Lender)

By:	/s/ Michael Pusateri

Name: Michael Pusateri
Title: Chief Operating Officer
Rockwall CDO II Ltd.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc.,
Its General Partner

[ILLEGIBLE]

(Name of Lender)

By:	/s/ Michael Pusateri

Name: Michael Pusateri
Title: Chief Operating Officer
Westchester CLO, Ltd
By: Highland Capital Management, L.P., As Collateral Servicer
By: Strand Advisors, Inc., Its General Partner

[ILLEGIBLE]

(Name of Lender)

By:	/s/ Michael Pusateri

Name: Michael Pusateri
Title: Chief Operating Officer

Floating Rate Senior Loan Funding I LLC

By: Golub Capital Management LLC, as Collateral Manager

By:	/s/ Cora M. Gallagher

Name: Cora M. Gallagher
Title: Authorized Signatory

Bank of China, New York Branch

By:	/s/ William Warren Smith

Name: William Warren Smith
Title: Chief Lending Officer

Signature page to Third Amendment and Waiver dated as of May 13, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

MORGAN STANLEY SENIOR FUNDING, INC.
(Name of Lender)

By:	/s/ John Rogers Name: John Rogers
Title: Authorized Signatory

[WhiteHorse I, Ltd]

By:	WhiteHorse Capital Partners, L.P.
As Collateral Manager

[WhiteHorse IV, Ltd]

By:	WhiteHorse Capital Partners, L.P.
As Collateral Manager

WhiteHorse Capital Partners, L.P.

By:	WhiteRock Asset Advisors, LLC
As General Partner

By:	/s/ Ethan Underwood

Name: Ethan Underwood
Title: Portfolio Manager

By: Callidus Debt Partners CLO Fund II, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC

By:	/s/ Ira Ginsburg Name: Ira Ginsburg
Title: Principal

By: Callidus Debt Partners CLO Fund IV Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC

By:	/s/ Ira Ginsburg Name: Ira Ginsburg
Title: Principal

By: Callidus Debt Partners CLO Fund V, Ltd.
By: Its Collateral Manager
Callidus Capital Management, LLC

By:	/s/ Ira Ginsburg Name: Ira Ginsburg
Title: Principal

By: Callidus Debt Partners CLO Fund VI, Ltd.
By: Its Collateral Manager
Callidus Capital Management, LLC

By:	/s/ Ira Ginsburg Name: Ira Ginsburg
Title: Principal

SILVERADO CLO 2006-II LIMITED

By: New York Life Investment Management LLC, As Portfolio Manager and Attorney-in-Fact

By:	/s/ F. David Melka Name: F. David Melka
Title: Director

Signature page to Third Amendment and Waiver dated as of May 13, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH
By:	/s/ Ken Hamilton
	Name:	Ken Hamilton
	Title:	Director

By:	/s/ Richard Cordover
	Name:	Richard Cordover
	Title:	Director

COMERICA BANK (Name of Lender)
By:	/s/ Dan Roman
	Name:	Dan Roman
	Title:	Senior Vice President

Columbus Park CDO Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By: Name:	/s/ Daniel H. Smith Daniel H. Smith
Title:	Authorized Signatory

RIVERSIDE PARK CLO LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By: Name:	/s/ Daniel H. Smith Daniel H. Smith
Title:	Authorized Signatory

INWOOD PARK CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager

By: Name:	/s/ Dean T. Criares Dean T. Criares
Title:	Authorized Signatory

LAFAYETTE SQUARE CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager

By: Name:	/s/ Dean T. Criares Dean T. Criares
Title:	Authorized Signatory

Signature page to Third Amendment and Waiver dated as of May 13, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

LOAN FUNDING VI LLC,
for itself or as agent for Corporate Loan Funding VI LLC

By: Name:	/s/ Dean T. Criares Dean T. Criares
Title:	Authorized Signatory

Prospect Park CDO Ltd.
By: Blackstone Debt Advisors L.P. as Collateral Manager

By: Name:	/s/ Dean T. Criares Dean T. Criares
Title:	Authorized Signatory

UNION SQUARE CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager

By: Name:	/s/ Dean T. Criares Dean T. Criares
Title:	Authorized Signatory

ESSEX PARK CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager

By: Name:	/s/ Dean T. Criares Dean T. Criares
Title:	Authorized Signatory

Fraser Sullivan CLO I Ltd.
By: Fraser Sullivan Investment Management, LLC, As Collateral Manager

By:	/s/ John W. Fraser
	Name:	John W. Fraser
	Title:	Managing Partner

Fraser Sullivan CLO II Ltd.
By: Fraser Sullivan Investment Management, LLC, As Collateral Manager

By:	/s/ John W. Fraser
	Name:	John W. Fraser
	Title:	Managing Partner

Signature page to Third Amendment and Waiver dated as of May 13, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Pioneer Floating Rate Fund
Pioneer Institutional Solutions — Credit Opportunities

By:	Pioneer Investment Management, Inc.,
its advisor

By:	/s/ Margaret C. Begley

	Name:	Margaret C. Begley
	Title:	VP and Associate General Counsel

Montpelier Investments Holdings Ltd.

By:	Pioneer Institutional Asset Management, Inc.,
its advisor

By:	/s/ Margaret C. Begley

	Name:	Margaret C. Begley
	Title:	VP and Associate General Counsel

Dryden XI — Leveraged Loan [ILLEGIBLE]
(Name of Lender)

By: Prudential Investment Management Inc., as Collateral Manager
Name :	Stephen J. Collins
Title:	VP

Dryden XVI — Leveraged Loan [ILLEGIBLE]
(Name of Lender)

By: Prudential Investment Management Inc., as Collateral Manager
Name :	Stephen J. Collins
Title:	VP

Dryden XVIII — Leveraged Loan [ILLEGIBLE]
(Name of Lender)

By: Prudential Investment Management Inc., as Collateral Manager
Name :	Stephen J. Collins
Title:	VP

Dryden XXI — Leveraged Loan [ILLEGIBLE]
(Name of Lender)

By: Prudential Investment Management Inc., as Collateral Manager
Name :	Stephen J. Collins
Title:	VP

Dryden V — Leveraged Loan [ILLEGIBLE]
(Name of Lender)

By: Prudential Investment Management Inc., as Collateral Manager
Name :	Stephen J. Collins
Title:	VP

Loan Funding V, LLC for itself [ILLEGIBLE] Loan Funding V LLC
(Name of Lender)

By: Prudential Investment Management Inc., as Portfolio Manager
Name :	Stephen J. Collins
Title:	VP

Signature page to Third Amendment and Waiver dated as of May 13, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Dryden VII — Leveraged Loan [ILLEGIBLE]
(Name of Lender)

By: Prudential Investment Management Inc., as Collateral Manager
Name :	Stephen J. Collins
Title:	VP

Dryden VIII — Leveraged Loan [ILLEGIBLE]
(Name of Lender)

By: Prudential Investment Management Inc., as Collateral Manager
Name :	Stephen J. Collins
Title:	VP

Dryden IX — Senior Loan [ILLEGIBLE]
(Name of Lender)

By: Prudential Investment Management Inc., as Collateral Manager
Name :	Stephen J. Collins
Title:	VP

STYX PARTNERS, L.P.
By:	Styx Associates LLC
its General Partner

By:	/s/ Kevin Genda

	Name:	Kevin Genda
	Title:	Senior Managing Director

GULF STREAM-COMPASS CLO 2005-II LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-SEXTANT CLO 2006-I LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-RASHINBAN CLO 2006-I LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager
(Sumitomo Deal)

(Name of Lender)

By:	/s/ Barry K. Love

	Name:	Barry K. Love
	Title:	Chief Credit Officer

The Northwestern Mutual Life insurance Company

(Name of Lender)

By:	/s/ Steven P. Swanson

	Name:	Steven P. Swanson
	Title:	Managing Director

Swiss Re Financial Products Corp.

(Name of Lender)

By:	/s/ ANDREAS GOCKSCH

	Name:	ANDREAS GOCKSCH
	Title:	Director Swiss Re Financial Products Corporation

Signature page to Third Amendment and Waiver dated as of May 13, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

NAVIGATOR CDO 2003, LTD., as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

NAVIGATOR CDO 2004, LTD., as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

NAVIGATOR CDO 2005, LTD., as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

GENERAL ELECTRIC PENSION TRUST, as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

Waveland — INGOTS, LTD.

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

Loan Funding III (Delaware) LLC

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

Southport CLO, Limited

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong

Arthur Y.D. Ong
Executive Vice President

Fairway Loan Funding Company

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong

Arthur Y.D. Ong
Executive Vice President

Mayport CLO Ltd.

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong

Arthur Y.D. Ong
Executive Vice President

FEINGOLD O’KEEFFE CAPITAL, LLC
As Collateral Manager for
Avery Street CLO, Ltd.

(Name of Lender)

By:	/s/ Scott Darsi

	Name:	Scott Darsi
	Title:	Port Manager

Signature page to Third Amendment and Waiver dated as of May 13, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006
SunTrust Bank
(Name of Lender)

By:	/s/ Amanda K Parks
	Name:	Amanda Parks
	Title:	SVP

Wells Fargo Bank, N.A.
By:	/s/ Neil Arreola
	Name:	Neil Arreola
	Title:	Vice President

Nuveen Floating Rate Income Opportunity Fund
(Name of Lender)

By:	Symphony Asset Management, LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Associate Portfolio Manager

Symphony CLO I
(Name of Lender)

By:	Symphony Asset Management, LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Associate Portfolio Manager

Symphony CLO II
(Name of Lender)

By:	Symphony Asset Management, LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Associate Portfolio Manager

The Hartford Mutual Funds, Inc., on behalf of The Hartford Floating Rate Fund
By Hartford Investment Management Company, its Sub-advisor

By:	/s/ Carlos Fegel
	Name:	Carlos Fegel
	Title:	SVP

Signature page to Third Amendment and Waiver dated as of May 13, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Hartford Series Fund, Inc., on behalf of Hartford
High Yield HLS Fund
By: Hartford Investment Management Company, its Sub-advisor

By:	/s/ Carlos Fegel
	Name:	Carlos Fegel
	Title:	SVP

The Hartford Mutual Funds, Inc., on behalf of The Hartford High Yield Fund
By: Hartford Investment Management Company, its Sub-advisor

By:	/s/ Carlos Fegel
	Name:	Carlos Fegel
	Title:	SVP

Hartford Life and Accident Insurance Company
By:	Hartford Investment Management Company its Agent and Attorney-in-fact

By:	/s/ Carlos Fegel
	Name:	Carlos Fegel
	Title:	SVP

The Hartford Mutual Funds, Inc., on behalf of The Hartford Strategic Income Fund
By:	Hartford Investment Management Company its Investment Manager

By:	/s/ Carlos Fegel
	Name:	Carlos Fegel
	Title:	SVP

Hartford Institutional Trust, on behalf of its Floating Rate Bank Loan Series
By: Hartford Investment Management Company, its Investment Manager

By:	/s/ Carlos Fegel
	Name:	Carlos Fegel
	Title:	SVP

Hartford Series Fund, Inc., on behalf of Hartford Total Return Bond HLS Fund
By	Hartford Investment Management Company, its Subadvisor

By:	/s/ Carlos Fegel
	Name:	Carlos Fegel
	Title:	SVP

The Hartford Mutual Funds, Inc., on behalf of The Hartford Income Fund By Hartford Investment Management Company, its Subadvisor
By:	/s/ Carlos Fegel
	Name:	Carlos Fegel
	Title:	SVP

Signature page to Third Amendment and Waiver dated as of May 13, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

The Hartford Mutual Funds, Inc., on behalf of The Hartford Total Return Bond Fund By Hartford Investment Management Company, Its Subadvisor

By:	/s/ Carlos Fegel
Name: Carlos Fegel
Title: SVP

State Board of Administration of Florida
By: Hartford Investment Management Company, Its Investment Manager

By:	/s/ Carlos Fegel
Name: Carlos Fegel
Title: SVP

The Investment and Administrative Committee of The Walt Disney Company Sponsored Qualified Benefit Plans and Key Employees Deferred Compensation and Retirement Plan
By:	Hartford Investment Management Company Its Investment Manager

By:	/s/ Carlos Fegel
Name: Carlos Fegel
Title: SVP

Sanford C. Bernstein Funds, Inc. — Intermediate Duration Portfolio, (Name of Lender)
By:	/s/ AllianceBernstein L.P., as manager
Name: Michael E. Sohr
Title: Senior Vice President

Sanford C. Bernstein Funds Inc. II — Intermediate Duration Institutional Portfolio, (Name of Lender)
By:	/s/ AllianceBernstein L.P., as manager
Name: Michael E. Sohr
Title: Senior Vice President

Oregon State Treasury, (Name of Lender)
By:	/s/ AllianceBernstein L.P., as manager
Name: Michael E. Sohr
Title: Senior Vice President

Signature page to Third Amendment and Waiver dated as of May 13, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

AllianceBernstein Global Bond Fund,

(Name of Lender)

By:	/s/ AllianceBernstein L.P., as manager
	Name:	Michael E. Sohr
	Title:	Senior Vice President

KKR Financial CLO 2005-1, Ltd. (Name of Lender)
By:	/s/ Sarah E. Brucks
	Name:	Sarah E. Brucks
	Title:	Authorized Signatory

KKR Financial CLO 2005-2, Ltd. (Name of Lender)
By:	/s/ Sarah E. Brucks
	Name:	Sarah E. Brucks
	Title:	Authorized Signatory

KKR Financial CLO 2006-1, Ltd. (Name of Lender)
By:	/s/ Sarah E. Brucks
	Name:	Sarah E. Brucks
	Title:	Authorized Signatory

KKR Financial CLO 2007-1, Ltd. (Name of Lender)
By:	/s/ Sarah E. Brucks
	Name:	Sarah E. Brucks
Title: Authorized Signatory

KKR Financial CLO 2007-A, Ltd. (Name of Lender)
By:	/s/ Sarah E. Brucks
	Name:	Sarah E. Brucks
	Title:	Authorized Signatory

KKR Financial CLO 2009-1, Ltd. (Name of Lender)
By:	/s/ Sarah E. Brucks
	Name:	Sarah E. Brucks
	Title:	Authorized Signatory

Signature page to Third Amendment and Waiver dated as of May 13, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Oregon Public Employees Retirement Fund
(Name of Lender)

By:	/s/ Sarah E. Brucks
	Name:	Sarah E. Brucks
	Title:	Authorized Signatory

UBS Loan Finance LLC
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ Marie Haddad
	Name:	Marie Haddad
	Title:	Associate Director

CITIBANK, N. A.
(Name of Lender)
By:	/s/ Brian Blessing
	Name:	Brian Blessing
	Title:	Attorney-in-Fact

Carlyle High Yield Partners IV, Ltd.
(Name of Lender)
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle High Yield Partners VI, Ltd.
(Name of Lender)
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Carlyle High Yield Partners VII, Ltd.
(Name of Lender)
By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Signature page to Third Amendment and Waiver dated as of May 13, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Carlyle High Yield Partners X, Ltd.

(Name of Lender)

By:	/s/ Linda Pace

	Name:	Linda Pace
	Title:	Managing Director

Carlyle Credit Partners Financing I, Ltd.

(Name of Lender)

By:	/s/ Linda Pace

	Name:	Linda Pace
	Title:	Managing Director

Carlyle High Yield Partners 2008-I, Ltd.

(Name of Lender)

By:	/s/ Linda Pace

	Name:	Linda Pace
	Title:	Managing Director

Carlyle High Yield Partners VIII, Ltd

(Name of Lender)

By:	/s/ Linda Pace

	Name:	Linda Pace
	Title:	Managing Director

Carlyle High Yield Partners IX, Ltd.

(Name of Lender)

By:	/s/ Linda Pace

	Name:	Linda Pace
	Title:	Managing Director

MERRILL LYNCH CAPITAL SERVICES, INC.

By:	/s/ Seth Denson

	Name:	Seth Denson
	Title:	Vice President

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Andrew Caditz

	Name:	Andrew Caditz
	Title:	Authorized Signatory

Signature page to Third Amendment and Waiver dated as of May 13, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006
[ILLEGIBLE]

(Name of Lender)

By:	/s/ David H. Lerner

	Name:	David H. Lerner
	Title:	Authorized Signatory
[ILLEGIBLE]

(Name of Lender)

By:	/s/ David H. Lerner

	Name:	David H. Lerner
	Title:	Authorized Signatory

Genesis CLO 2007-1 Ltd.

(Name of Lender)

By: Ore Hill Partners LLC Its: Investment Advisor

By:	/s/ Claude A. Baum, Esq.

	Name:	Claude A. Baum, Esq.
	Title:	General Counsel Ore Hill Partners LLC

KINGSLAND V, LTD. By: Kingsland Capital Management, LLC as Manager

By:	/s/ Vincent Siino

	Name:	Vincent Siino
	Title:	Authorized Officer

KINGSLAND IV, LTD. By: Kingsland Capital Management, LLC as Manager

By:	/s/ Vincent Siino

	Name:	Vincent Siino
	Title:	Authorized Officer

KINGSLAND III, LTD. By: Kingsland Capital Management, LLC as Manager

By:	/s/ Vincent Siino

	Name:	Vincent Siino
	Title:	Authorized Officer

KINGSLAND II, LTD. By: Kingsland Capital Management, LLC as Manager

By:	/s/ Vincent Siino

	Name:	Vincent Siino
	Title:	Authorized Officer

Gallatin Funding I, Ltd. By: UrsaMine Credit Advisors, LLC as its Collateral Manager

(Name of Lender)

By:	/s/ Niall D. Rosenzweig

	Name:	Niall D. Rosenzweig
	Title:	President

Signature page to Third Amendment and Waiver dated as of May 13, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Grayston CLO II 2004 -1, LTD By: UrsaMine Credit Advisors, LLC as its Collateral Manager

(Name of Lender)

By:	/s/ Niall D. Rosenzweig
Name: Niall D. Rosenzweig
Title: President

Gallatin CLO II 2005-1, LTD By: UrsaMine Credit Advisors, LLC as its Collateral Manager

(Name of Lender)

By:	/s/ Niall D. Rosenzweig
Name: Niall D. Rosenzweig
Title: President

Gallatin CLO III 2007-1, LTD As Assignee By: UrsaMine Credit Advisors, LLC as its Collateral Manager

(Name of Lender)

By:	/s/ Niall D. Rosenzweig
Name: Niall D. Rosenzweig
Title: President

Bear Stearns Loan Trust By: UrsaMine Credit Advisors, LLC as its attorney-in-fact

(Name of Lender)

By:	/s/ Niall D. Rosenzweig
Name: Niall D. Rosenzweig
Title: President

MARLBOROUGH STREET CLO, LTD.,

By its Collateral Manager, Massachusetts Financial Services Company (MLX)

By:	[ILLEGIBLE]
As authorized representative and not individually

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender

(Name of Lender)

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender

(Name of Lender)

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Loan Funding XI LLC, As Term Lender

(Name of Lender)

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

Signature page to Third Amendment and Waiver dated as of May 13, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006
Chatham Light II CLO, Limited, by Sankaty Advisors LLC, as Collateral Manager

(Name of Lender)

	By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

Katonah III, Ltd. by Sankaty Advisors LLC as Sub-Advisors

(Name of Lender)

	By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

Katonah IV, Ltd. by Sankaty Advisors, LLC as Sub-Advisors

(Name of Lender)

	By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

(Name of Lender)

	By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

(Name of Lender)

	By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Race Point III CLO, Limited, as Term Lender

(Name of Lender)

	By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

Race Point IV CLO, Ltd By: Sankaty Advisors, LLC as Collateral Manager

(Name of Lender)

	By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

Signature page to Third Amendment and Waiver dated as of May 13, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Sankaty High Yield Partners II, L.P.

(Name of Lender)

	By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

Sankaty High Yield Partners III, L.P.

(Name of Lender)

	By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

SSS Funding II By: Sankaty Advisors, LLC as Collateral Manager

(Name of Lender)

	By:	/s/ Alan K. Halfenger

Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

FIRST 2004-I CLO, LTD.
By: TCW Asset Management Company, its Collateral Manager

	By:	/s/ Stephen Suo

Stephen Suo
Senior Vice President

	By:	/s/ Edison Hwang

Edison Hwang
Vice President

FIRST 2004-II CLO LIMITED
By: TCW Asset Management Company, as its Collateral Manager

	By:	/s/ Stephen Suo

Stephen Suo
Senior Vice President

	By:	/s/ Edison Hwang

Edison Hwang
Vice President

MAC CAPITAL, LTD.
By: TCW Asset Management Company as its Portfolio Manager

	By:	/s/ Stephen Suo

Stephen Suo
Senior Vice President

	By:	/s/ Edison Hwang

Edison Hwang
Vice President

MOMENTUM CAPITAL FUND, LTD.
By: TCW Asset Management Company as its Portfolio Manager

	By:	/s/ Stephen Suo

Stephen Suo
Senior Vice President

	By:	/s/ Edison Hwang

Edison Hwang
Vice President

Signature page to Third Amendment and Waiver dated as of May 13, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

LOAN FUNDING I LLC,
a wholly owned subsidiary of Citibank, N.A.

By: TCW Asset Management Company, as portfolio manager of Loan Funding I LLC

By:	/s/ Stephen Suo
Stephen Suo
Senior Vice President

By:	/s/ Edison Hwang
Edison Hwang
Vice President

TCW SELECT LOAN FUND, LIMITED

By: TCW Asset Management Company, as its Collateral Manager

By:	/s/ Stephen Suo
Stephen Suo
Senior Vice President

By:	/s/ Edison Hwang
Edison Hwang
Vice President

TCW Senior Secured Floating Rate Loan Fund, L.P.

By: TCW Asset Management Company as its Investment

By:	/s/ Stephen Suo
Stephen Suo
Senior Vice President

By:	/s/ Edison Hwang
Edison Hwang
Vice President

TCW Senior Secured Loan Fund, LP

By: TCW Asset Management Company, as its Investment Advisor

By:	/s/ Stephen Suo
Stephen Suo
Senior Vice President

By:	/s/ Edison Hwang
Edison Hwang
Vice President

VELOCITY CLO LIMITED

By: TCW Asset Management Company, as Collateral Manager

By:	/s/ Stephen Suo
Stephen Suo
Senior Vice President

By:	/s/ Edison Hwang
Edison Hwang
Vice President

VITESSE CLO LTD.

By: TCW Asset Management Company as its Portfolio Manager

By:	/s/ Stephen Suo
Stephen Suo
Senior Vice President

By:	/s/ Edison Hwang
Edison Hwang
Vice President

KOHLBERG CAPITAL CORPORATION
By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory Kohlberg Capital Corporation

Signature page to Third Amendment and Waiver dated as of May 13, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

KATONAH VII CLO LTD.
By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

KATONAH IX CLO LTD.
By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

KATONAH X CLO LTD.
By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

BANK OF AMERICA, N.A.
By:	/s/ Jonathan M. Barnes
	Name:	Jonathan M. Barnes
	Title:	Vice President

Term loan position only.

BALTIC FUNDING LLC (Name of Lender)
By:	/s/ Tara E. Kenny
	Name:	Tara E. Kenny
	Title:	Assistant Vice president

Lord Abbett Investment Trust–Lord Abbett Floating Rate Fund
By:	/s/ Elizabeth O. MacLean
	Name:	Elizabeth O. MacLean
	Title:	Portfolio Manager

Golden Knight II CLO, Ltd.
By:	/s/ Elizabeth O. MacLean
	Name:	Elizabeth O. MacLean
	Title:	Portfolio Manager

Signature page to Third Amendment and Waiver dated
as of May 13, 2009 to the Lear Corporation Amended
and Restated Credit and Guarantee Agreement, dated as
of April 25, 2006

MERRILL LYNCH BANK USA
By:	/s/ David Millett
	Name:	David Millett
	Title:	Vice President

BNP Paribas
By:	/s/ Michael Shryock
	Name:	Michael Shryock
	Title:	Managing Director

By:	/s/ Andrew Strait
	Name:	Andrew Strait
	Title:	Managing Director

Fifth Third Bank, a Michigan Banking Corporation
By:	/s/ Brian Jelinski
	Name:	Brian Jelinski
	Title:	Assistant Vice President

Signature page to Third Amendment and Waiver dated
as of May 13, 2009 to the Lear Corporation Amended
and Restated Credit and Guarantee Agreement, dated as
of April 25, 2006

ARES ENHANCED LOAN INVESTMENT STRATEGY IR-B LTD.		ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

By:	ARES ENHANCED LOAN MANAGEMENT IR-	By:	ARES ENHANCED LOAN MANAGEMENT IR,
B, L.P., as Portfolio Manager		L.P., as Portfolio Manager

By:	Ares Enhanced Loan IR-B GP, LLC, as its General	By:	Ares Enhanced Loan IR GP, LLC, as its General
Partner		Partner

By:	Ares Management LLC, as its Manager	By:	Ares Management LLC, as its Manager

By:	/s/ Americo Cascella	By:	/s/ Americo Cascella
	Name: Americo Cascella		Name: Americo Cascella
	Title: Authorized Signatory		Title: Authorized Signatory

ARES XI CLO Ltd.		Ares VR CLO Ltd.

By: ARES CLO MANAGEMENT XI, L.P.		By: Ares CLO Management VR, L.P., Investment Manager

By: ARES CLO GP XI LLC, ITS GENERAL PARTNER		By: Ares CLO GP VR, LLC, Its General Partner

By: ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Americo Cascella	By:	/s/ Americo Cascella
Name:	Americo Cascella	Name:	Americo Cascella
Title:	Authorized Signatory	Title:	Authorized Signatory

Ares X CLO Ltd.		Ares VIR CLO Ltd.

By:	Ares CLO Management X, L.P., Investment Manager	By:	Ares CLO Management IX, L.P., Investment Manager

By:	Ares CLO GP X, LLC, Its General Partner	By:	Ares CLO GP VIR, LLC, Its General Partner

By:	/s/ Americo Cascella	By:	/s/ Americo Cascella
Name:	Americo Cascella	Name:	Americo Cascella
Title:	Authorized Signatory	Title:	Authorized Signatory

Ares VII CLO Ltd.		Ares IX CLO Ltd.

By:	Ares CLO Management VII, L.P., Investment Manager	By:	Ares CLO Management IX, L.P., Investment Manager

By:	Ares CLO GP VII, LLC, Its General Partner	By:	Ares CLO GP IX, LLC, Its General Partner

		By:	Ares Management LLC, Its Managing Member

By:	/s/ Americo Cascella	By:	/s/ Americo Cascella
Name:	Americo Cascella	Name:	Americo Cascella
Title:	Authorized Signatory	Title:	Authorized Signatory

Ares VIII CLO Ltd.		Global Loan Opportunity Fund B.V.

By:	Ares CLO Management VIII, L.P., Investment Manager	By:	Ares Management Limited, Its Portfolio Manager

By:	Ares CLO GP VIII, LLC, Its General Partner
		By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Authorized Signatory

CONFLUENT 2 LIMITED
By: Ares Private Account Management I, L.P., as Sub-Manager

By: Ares Private Account Management I GP, LLC, as General Partner

By: Ares Management LLC as Manager

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Authorized Signatory

Signature page to Third Amendment and Waiver dated as of May 13, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Apidos CDO I

By Apidos Capital Management, LLC its investment adviser

By:	/s/ Gretchen Bergstresser Name: Gretchen Bergstresser
Title: Managing Director

Apidos CDO II

By Apidos Capital Management, LLC its investment adviser

By:	/s/ Gretchen Bergstresser Name: Gretchen Bergstresser
Title: Managing Director

Apidos CDO III

By Apidos Capital Management, LLC its investment adviser

By:	/s/ Gretchen Bergstresser Name: Gretchen Bergstresser
Title: Managing Director

Apidos CDO IV

By Apidos Capital Management, LLC its investment adviser

By:	/s/ Gretchen Bergstresser Name: Gretchen Bergstresser
Title: Managing Director

Apidos CDO V

By Apidos Capital Management, LLC its investment adviser

By:	/s/ Gretchen Bergstresser Name: Gretchen Bergstresser
Title: Managing Director

Apidos Quattro CDO

By Apidos Capital Management, LLC its investment adviser

By:	/s/ Gretchen Bergstresser Name: Gretchen Bergstresser
Title: Managing Director

Genesis CLO 2007-2 LTD

(Name of Lender) by LLCP Advisors LLC as Collateral Manager

By:	/s/ Tejs Braberg
Name: Tejs Braberg
Title: Officer

Signature page to Third Amendment and Waiver dated as of May 13, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

BLACK DIAMOND CLO 2006-1 (CAYMAN), Ltd.
By: Black Diamond CLO 2006-1 Adviser, L.L.C.
As Its Collateral Manager

(Name of Lender)

By:	/s/ Stephen H. Deckoff Name: Stephen H. Deckoff
Title: Managing Principal

BLACK DIAMOND CLO 2005-2 Ltd.
By: Black Diamond CLO 2005-2 Adviser, L.L.C.,
As its Collateral Manager

(Name of Lender)

By:	/s/ Stephen H. Deckoff Name: Stephen H. Deckoff
Title: Managing Principal

BLACK DIAMOND CLO 2005-1 Ltd.
By: Black Diamond CLO 2005-1 Adviser, L.L.C.,
As its Collateral Manager

(Name of Lender)

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

Black Diamond International Funding, Ltd.
By: BDCM Fund Adviser, L.L.C.
As Its Collateral Manager

(Name of Lender)

By:	/s/ Stephen H. Deckoff Name: Stephen H. Deckoff
Title: Managing Principal

SCOGGIN CAPITAL MANAGEMENT, LP II

(Name of Lender)

By:	[ILLEGIBLE]
Name:
Title:

Scoggin Capital Management, LP II

By: SAI Partners, LP the general partner

By: Scoggin, Inc. the general partner

By:

SCOGGIN INTERNATIONAL FUND, LTD

(Name of Lender)

Scoggin, LLC Its: Investment manager

By:	[ILLEGIBLE]
Name:
Title:

Signature page to Third Amendment and Waiver dated
as of May 13, 2009 to the Lear Corporation Amended
and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

SCOGGIN WORLDWIDE FUND, LTD. (Name of Lender)

By:	[ILLEGIBLE] Name: [ILLEGIBLE]
Title:

Scoggin Worldwide Fund Ltd.
By:	Old Bellows Partners LP its Investment Manager
By:	Old Bell Associates LLC its General Partner
By:	A. Dev Chodry

SKANDINAVISKA ENSKILDA BANKEN AB (Publ)

By:	/s/ Michael I Dicks Name: Michael I Dicks
Title:

/s/ Krissy Rands
Krissy Rands

Bank of America, N.A.

By:	/s/ Chas McDonell Name: Chas McDonell
Title: Senior Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Didier Siffer Name: Didier Siffer
Title: Managing Director

By:	/s/ Bryan Matthews Name: Bryan Matthews
Title: Director

CITIBANK, NA

By:	/s/ Wayne Beckmann Name: Wayne Beckmann
Title: Managing Director — Citibank, N.A.
Global Autos and Industrials Dept. 388 Greenwich Street/23rd PL Ph: 212–816–5566